Share Capital	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Share Capital
14.	Share Capital

At December 31, 2013 the Company had two classes of common shares. The rights of holders of Class B common shares are identical to those of holders of Class A common shares, except that the dividend rights of holders of Class B common shares are subordinated to those of holders of Class A common shares. Dividends, when declared, must be paid as follows:

•	firstly, to all Class A common shares at the applicable rate for the quarter;

•	secondly, to all Class A common shares until they have received payment for all preceding quarters at the rate of $0.23 per share per quarter;

•	thirdly, to all Class B common shares at the applicable rate for the quarter;

•	then, to all Class A and B common shares as if they were a single class.

The Class B common shares remain subordinated until the Company has paid a dividend at least equal to $0.23 per quarter per share on both the Class A and Class B common shares for the immediately preceding four-quarter period. Due to the requirements described above, Class B common shares cannot receive any dividend until all Class A common shares have received dividends representing $0.23 per share per quarter for all preceding quarters. The last quarter for which a dividend was paid was fourth quarter 2008. Should the notional arrearages of dividend on the Class A common shares be made up and a dividend at the rate of $0.23 per share be paid for four consecutive quarters, the Class B common shares convert to Class A common shares on a one-for-one basis. Also, each Class B common share will convert into a Class A common share on a change of control of the Company.

Restricted stock units are granted periodically to the Directors and management, under the Company’s 2008 Equity Incentive Plan, as part of their compensation arrangements (see note 16).

The Series A preferred shares rank senior to the common shares and are mandatorily redeemable in 12 quarterly instalments commencing August 31, 2016. They are classified as a long-term liability. The dividend that preferred shareholders are entitled to is presented as part of interest expense.

Total proceeds received in 2008, and recorded as restricted cash, from the exercise of Public Warrants prior to their expiry was $3,027 (December 31, 2011: $3,027). These proceeds were to be used to redeem the Series A preferred shares with a minimum redemption amount of $5,000. As part of the replacement time charters agreed in September 2012 for the Ville d’Aquarius and the Ville d’Orion, the Company accelerated the redemption of 63 Series A preferred shares of $48 each for $3,024.

On September 1, 2013, 6,188,088 Class A Warrants which were convertible to Class A common shares at a price of $9.25 expired without being exercised.